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EXHIBIT 10.14

                        ACKNOWLEDGMENT AND REAFFIRMATION
                                OF LOAN DOCUMENTS
                                -----------------

To:      Pleasant Street Investors, LLC
         c/o Levine Leichtman Capital Partners, Inc.
         335 N. Maple Drive, Suite 240
         Beverly Hills, CA  90210
         Attention:  Arthur E. Levine

         Reference is made to that certain Amended and Restated Loan and Security Agreement dated as of October 29, 2002, by and among OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), OVERHILL VENTURES, INC., a California corporation ("VENTURES") and Union Bank of California, N.A., ("UBOC"), as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 22, 2002, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 20, 2002, and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 4, 2003 (as so amended, and including all exhibits and schedules thereto, the "EXISTING LOAN AGREEMENT").

         Pursuant to that certain Agreement of Purchase and Sale dated as of April 16, 2003 (the "PURCHASE AGREEMENT"), UBOC has sold to PLEASANT STREET INVESTORS, LLC a California limited liability company ("LENDER"), and Lender has purchased from UBOC, all of UBOC's right, title and interest in and to the Assigned Interests (as defined therein), which include all of UBOC's rights under the Existing Loan Agreement, and, concurrently herewith, Lender, as the UBOC's assignee, together with the Company and Ventures, are amending and restating the Existing Loan Agreement pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003 (the "LOAN AGREEMENT"). Unless otherwise indicated, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, and all rules of construction set forth in Schedule A of the Loan Agreement shall apply hereto.

         Reference is further made to the following Loan Documents (collectively, the "SUBJECT LOAN Documents"):

                  (1) The Pledge Agreement, as amended by that certain First Amendment to Pledge Agreement dated as of October 29, 2002;

                  (2) The Assignment of Representations, Warranties, Covenants and Indemnities dated as of August 25, 2002 by and between the Company and UBOC;

                  (3) The Patent, Trademark and Copyright Security Agreement dated as of November 24, 1999, executed by the Company and Ventures in favor of UBOC, as amended by that certain First Amendment, dated as of August 25, 2000 and that certain Second Amendment, dated as of October 29, 2002;



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                  (4) Agreement to Furnish Insurance dated November 12, 1999, by the Company.

                  (5) Restricted Account Agreement dated as of April 1, 2003, by and among Wells Fargo Bank, Union Bank of California, N.A., Levine Leichtman Capital Partners II, L.P., and Overhill Farms, Inc.

                  (6) Waiver and Consents for the following locations:

                           (i) 2727 E. Vernon Ave., Vernon, CA (sublease)

                           (ii) 2727 E. Vernon Ave., Vernon, CA (master lease);
                                and

                           (iii) 3055 East 44th Street, Vernon, CA.

                  (7) Limited Release Agreement dated as of October 29, 2002, by and among Overhill Corporation (formerly as Polyphase Corporation and to be known from and after the effective date of the Spin-Off as TreeCon Resources, Inc.) and UBOC.

         In connection with the execution and delivery of the Loan Agreement and the consummation of the transactions contemplated thereby, the Company hereby acknowledges and reaffirms to and for the benefit of the Lender, and represents and warrants, as follows:

         1. All references in the Subject Loan Documents to the "Loan Agreement" shall mean and refer to the Loan Agreement, as amended from time to time.

         2. All references in the Subject Loan Documents to "Bank" shall mean and refer to Lender.

         3. Notwithstanding the amendment, restatement or other modification of the Existing Loan Agreement and certain other Loan Documents as contemplated by the Loan Agreement, each of the Loan Documents, including, but not limited to the Subject Loan Documents, continues to (a) constitute the legal, valid and binding obligation of the Company and Overhill Ventures, as applicable, enforceable against the Company and Overhill Ventures, as applicable, in accordance with its terms, and (b) remain in full force and effect.

         4. The Company hereby reaffirms its continuing obligation to perform, comply with and observe, and shall perform, comply with and observe, each and every covenant and agreement of the Company contained in the Loan Documents, including, but not limited to, the Subject Loan Documents.

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         This Acknowledgment and Reaffirmation of Loan Documents constitutes a
Loan Document.

         IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment and Reaffirmation of Loan Documents as of the 16th day of April 2003.

                                      OVERHILL FARMS, INC., a Nevada corporation

                                      By: /S/ JAMES RUDIS
                                          --------------------------------------
                                          James Rudis
                                          President and Chief Executive Officer

                                      By: /S/ JOHN STEINBRUN
                                          --------------------------------------
                                          John Steinbrun
                                          Senior Vice President and Chief
                                          Financial Officer

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